UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

VITESSE SEMICONDUCTOR CORPORATION

(Exact name of issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-31614	77-0138960
(Commission File Number)	(IRS Employer Identification No.)

4721 Calle Carga
Camarillo, California 93012
(Address of Principal Executive Offices) (zip code)

Registrant’s telephone number, including area code (805) 388-3700

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 12, 2014, Vitesse Semiconductor Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several Underwriters named in the Underwriting Agreement (the “Underwriters”) for whom Needham & Company, LLC is acting as representative, relating to an underwritten public offering of 7,462,675 shares (the “Shares”) of the Company’s common stock, $0.01 par value.  All of the Shares are being sold by the Company.  The offering price to the public is $3.35 per share, and the Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $3.135 per share.  Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,119,401 shares of common stock.

The Shares will be issued pursuant to a shelf registration statement that the Company filed with the Securities and Exchange Commission, which became effective on January 7, 2014 (File No. 333-192697).  A prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission. The closing of the offering is expected to take place on or about June 17, 2014, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.  The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.  A copy of the legal opinion and consent of Stubbs Alderton & Markiles, LLP relating to the Shares is attached hereto as Exhibit 5.1.  The Company issued a press release on June 11, 2014 announcing the launch of the public offering and a press release on June 12, 2014 announcing the pricing of the offering.  These press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

1.1          Underwriting Agreement dated as of June 12, 2014 among the Company and Needham & Company, LLC, as underwriter and representative of the several underwriters.

5.1          Opinion of Stubbs Alderton & Markiles, LLP regarding legality of the shares.

23.1        Consent of Stubbs Alderton & Markiles, LLP (included in Exhibit 5.1).

99.1        Press Release dated June 11, 2014.

99.2        Press Release dated June 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITESSE SEMICONDUCTOR CORPORATION

Date: June 12, 2014	By:	/s/ Martin S. McDermut
Martin S. McDermut
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement dated as of June 12, 2014 among the Company and Needham & Company, LLC, as underwriter and representative of the several underwriters.
5.1	Opinion of Stubbs Alderton & Markiles, LLP regarding legality of the shares.
23.1	Consent of Stubbs Alderton & Markiles, LLP (included in Exhibit 5.1).
99.1	Press Release dated June 11, 2014.
99.2	Press Release dated June 12, 2014.